File Nos. 33-48696 & 811-6707

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

Important Notice
Please Read Immediately
                                                              Aquilasm
                                                              Group of Funds


                    Narragansett Insured Tax-Free Income Fund
               380 Madison Avenue, Suite 2300, New York, NY 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                               on October 28, 2005


To Shareholders of the Fund:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Narragansett Insured Tax-Free Income Fund (the "Fund") will be held:

Place:       (a)    at the Rhode Island Convention Center
                    1 Sabin Street
                    Providence, Rhode Island;


Time:        (b)    on October 28, 2005
                    at 9:00 a.m. Eastern Daylight Time;


Purposes:    (c)    for the following purposes:

                     (i) to elect eight Trustees; each Trustee elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected (Proposal No. 1);

                     (ii) to ratify (that is, to approve) or
                     reject the selection of Tait, Weller & Baker as the Fund's independent registered public accounting firm for the fiscal year ending June 30, 2006 (Proposal No. 2);

                     (iii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares:      (d)    To vote at the Meeting, you must have
                    been a shareholder on the Fund's records at the close of business on August 1, 2005 (the
                    "record date"). Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).

                                By order of the Board of Trustees,

                                EDWARD M. W. HINES
                                    Secretary




September 22, 2005


Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by telephone, by the Internet or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

                    Narragansett Insured Tax-Free Income Fund
               380 Madison Avenue, Suite 2300, New York, NY 10017
                                 Proxy Statement

                                  Introduction

     The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Narragansett Insured Tax-Free Income Fund (the "Fund"). The purpose of this Proxy Statement is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

     The Fund's Manager (the "Manager") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Fund's founder, Aquila Management Corporation. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's Investment Sub-Adviser is Citizens Investment Advisors, a department of Citizens Bank of Rhode Island (the "Sub-Adviser"), One Citizens Plaza, Providence, RI 02903.

     A copy of the Fund's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

     This Notice and Proxy Statement are first being mailed on or about September 22, 2005.

     You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:

         (1) Proxy Card

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

         (2) Telephone Voting

     To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         (3) Internet Voting

     To vote your shares by the Internet, please contact the Fund at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         General Information

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number provided or contacting the Fund's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

     Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present in determining voting results, and will therefore have the same effect as negative votes.

     The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.

     On the record date, the Fund had four classes of shares outstanding. All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $10.66; Class C Shares, $10.66; Class Y Shares, $10.66; and Class I Shares, $10.65. The meeting is expected to act only upon matters that affect the Fund as a whole: the election of Trustees and the selection of an independent registered public accounting firm. On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of shares of the Fund, are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 9,709,732; Class C Shares, 1,748,841; Class Y Shares, 2,840,929; and Class I Shares, 97,336.

     On the record date, the following holders held 5% or more of a class of the Fund's outstanding shares. On the basis of information received from the institutional holders, the Fund's management believes that all of the shares indicated are held by them for the benefit of clients.

Name and Address of                                        Percent
The Holder of Record               Number of Shares        of Class

Institutional 5% shareholders:

Merrill Lynch Pierce,             552,146 Class A Shares     5.69%
  Fenner & Smith                  599,775 Class C Shares    34.30%
4800 Deer Lake Dr. East
Jacksonville, FL  32246

Citizens Bank of Rhode Island   1,921,721 Class Y Shares    67.64%
One Citizens Plaza
Providence, RI  02903

SEI Trust Company                 234,996 Class Y Shares     8.27%
One Freedom Valley Drive
Oaks, PA  19456

First Clearing, LLC               202,061 Class Y Shares     7.11%
Kenneth M. Lantini &
Jeanine A. Lantini
248 Cranberry Ridge Road
North Scituate, RI 02857

Charles Schwab and Co. Inc         48,974 Class I Shares    50.31%
101 Montgomery Street
San Francisco, CA 94104

Perry Baker & Co.                  48,362 Class I Shares    49.69%
The Washington Trust Co.
23 Broad Street
Westerly, RI  02891

     The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                              Election of Trustees
                                (Proposal No. 1)

     At the Meeting, eight Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

     The following material includes information about each nominee and each officer of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise. All nominees, except for Ms. Herrmann and Ms. White, are presently Trustees, and of the current Trustees, all were elected by the shareholders in October 2004, except for Mr. Leach and Mr. Ramsey, who were elected by the Board to fill vacancies. All nominees have consented to serve if elected.


Nominees(1)

                                                                       Number of
                        Positions Held                                 Portfolios in   Other Directorships
                        with                                           Fund Complex    Held by Trustee
                        Fund                                           Overseen by     (The position held is
Name, Address(2) and    and Length of     Principal Occupation(s)      Trustee         a directorship unless
Date of Birth           Service(3)        During Past 5 Years                          indicated otherwise.)
-------------           ----------        -------------------          -----------     ---------------------

Interested
Trustees(4)

David A. Duffy          Trustee           Chairman, Rhode Island                1    Citizens Bank of Rhode Island
North Kingstown, RI     since 1995        Convention Center Authority                and Connecticut since 1999;
(08/07/39)                                since 2003; retired Founder,               Delta Dental of Rhode Island
                                          formerly President, Duffy &                since 2004.
                                          Shanley, Inc., a marketing
                                          communications firm, 1973-2003;
                                          Transition Chairman for Gov.
                                          Donald Carcieri (R.I.); past
                                          National Chairman, National
                                          Conference for Community and
                                          Justice (NCCJ); Chairman, Providence
                                          College President's Council; officer
                                          or director of numerous civic and
                                          non-profit organizations.

Diana P. Herrmann       President since   Vice Chair and Chief Executive       11       None
New York, NY            1998 and Vice     Officer of Aquila Management
(02/25/58)              Chair of the      Corporation, Founder of the
                        Board             since 2003 Aquilasm Group of Funds(5)
                                          and parent of Aquila Investment
                                          Management LLC, Manager since 2004,
                                          President and Chief Operating Officer
                                          since 1997, a Director since 1984,
                                          Secretary since 1986 and previously
                                          its Executive Vice President, Senior
                                          Vice President or Vice President,
                                          1986-1997; Chief Executive Officer and
                                          Vice Chair since 2004 and President,
                                          Chief Operating Officer and Manager of
                                          the Manager since 2003; Vice Chair,
                                          President, Executive Vice President or
                                          Senior Vice President of funds in the
                                          Aquilasm Group of Funds since 1986;
                                          Director of the Distributor since
                                          1997; trustee, Reserve Money-Market
                                          Funds, 1999-2000 and Reserve Private
                                          Equity Series, 1998-2000; Governor,
                                          Investment Company Institute (2004)
                                          and head of its Small Funds Committee
                                          since 2004; active in charitable and
                                          volunteer organizations.

Non-interested
Trustees

William J.              Chair of the      Retired; formerly Chairman,           2       Ring's End, Inc.
Nightingale             Board of          founder (1975) and Senior
Rowayton, CT            Trustees since    Advisor until 2000 of
(09/16/29)              2005 and          Nightingale & Associates,
                        Trustee since     L.L.C., a general management
                        1992              consulting firm focusing on
                                          interim management, divestitures,
                                          turnaround of troubled companies,
                                          corporate restructuring and financial
                                          advisory services.

Vernon R. Alden         Trustee since     Retired; former director or           1    Sonesta International Hotels
Boston, MA              1992              trustee of various Fortune 500             Corporation and College
(04/07/23)                                companies, including                       Partnership Inc.
                                          Colgate-Palmolive and McGraw Hill;
                                          formerly President of Ohio University
                                          and Associate Dean of the Harvard
                                          University Graduate School of Business
                                          Administration; member of several
                                          Japan-related advisory councils,
                                          including Chairman of the Japan
                                          Society of Boston; trustee of various
                                          cultural, educational and civic
                                          organizations.

Timothy J. Leach        Trustee since     Executive Vice President & Chief      2       None
Orinda, CA (08/28/55)   2005              Investment Officer, U.S. Trust
                                          Company, New York, NY, 2004-present;
                                          Executive Vice President & Chief
                                          Investment Officer, Private Asset
                                          Management Group, Wells Fargo Bank,
                                          San Francisco, CA, 1999-2003;
                                          President and Chief Investment
                                          Officer, ABN Amro Asset Management
                                          (USA), 1998-1999; President & Chief
                                          Investment Officer, Qualivest Capital
                                          Management Inc. and Senior Vice
                                          President & Chief Investment Officer,
                                          Trust & Investment Group, US Bancorp,
                                          Portland, OR, 1994-1998; Trustee of
                                          Tax-Free Trust of Oregon, 2001-2002.

James R. Ramsey         Trustee since     President, University of              2    Community Bank and Trust,
Louisville, KY          2004              Louisville since November 2002;            Pikeville, KY and Texas
(11/14/48)                                Professor of Economics,                    Roadhouse Inc.
                                          University of Louisville,
                                          1999-present; Kentucky Governor's
                                          Senior Policy Advisor and State Budget
                                          Director, 1999-2002; Vice Chancellor
                                          for Finance and Administration, the
                                          University of North Carolina at Chapel
                                          Hill, 1998 to 1999; previously Vice
                                          President for Finance and
                                          Administration at Western Kentucky
                                          University, State Budget Director for
                                          the Commonwealth of Kentucky, Chief
                                          State Economist and Executive Director
                                          for the Office of Financial Management
                                          and Economic Analysis for the
                                          Commonwealth of Kentucky, Adjunct
                                          Professor at the University of
                                          Kentucky, Associate Professor at
                                          Loyola University-New Orleans and
                                          Assistant Professor at Middle
                                          Tennessee State University.

J. William Weeks        Trustee since     Retired; limited partner and          2        None
Palm Beach, FL          1995              investor in various real estate
(06/22/27)                                partnerships since 1988;
                                          formerly Senior Vice President
                                          or Vice President of the Aquila
                                          Bond Funds; and Vice President
                                          of the Distributor.

Laureen L. White        None              President-elect and currently         1        None
North Kingstown, RI                       Executive Vice President,
(11/18/59)                                Greater Providence Chamber of
                                          Commerce, since 2004, and Senior Vice
                                          President, 1989-2002; Executive
                                          Counselor to the Governor of Rhode
                                          Island for Policy and Communications,
                                          2003-2004.


Other Individuals
Chairman Emeritus

     Because of his importance to the shareholders and to enable the Board of Trustees to continue to have the benefit of his counsel, Mr. Lacy B. Herrmann has agreed to be Chairman Emeritus. The Chairman Emeritus may attend Board meetings but has no voting power.

Lacy B. Herrmann          Founder,          Founder and Chairman of the        N/A           N/A
New York, NY              Chairman          Board, Aquila Management
(05/12/29)                Emeritus since    Corporation, the sponsoring
                          2005 and          organization and parent of the
                          Chairman of the   Manager or Administrator and/or
                          Board of          Adviser or Sub-Adviser to each
                          Trustees,         fund of the Aquilasm Group of
                          1992-2005         Funds; Chairman of the Manager
                                            or Administrator and/or Adviser or
                                            Sub-Adviser to each since 2004;
                                            Founder, Chairman Emeritus and
                                            Trustee of Aquila Rocky Mountain
                                            Equity Fund; Founder and Chairman
                                            Emeritus of Hawaiian Tax-Free Trust,
                                            Pacific Capital Cash Assets Trust,
                                            Pacific Capital Tax-Free Cash Assets
                                            Trust, Pacific Capital U.S.
                                            Government Securities Cash Assets
                                            Trust, Tax-Free Fund of Colorado,
                                            Churchill Tax-Free Fund of Kentucky,
                                            Narragansett Insured Tax-Free Income
                                            Fund, Tax-Free Trust of Arizona,
                                            Tax-Free Trust of Oregon and
                                            Tax-Free Fund For Utah; previously
                                            Chairman and a Trustee of each fund
                                            in the Aquilasm Group of Funds since
                                            its establishment until 2004 or
                                            2005; Director of the Distributor
                                            since 1981 and formerly Vice
                                            President or Secretary, 1981-1998;
                                            Trustee Emeritus, Brown University
                                            and the Hopkins School; active in
                                            university, school and charitable
                                            organizations.

Officers

Charles E.              Executive Vice    Executive Vice President of all      N/A             N/A
Childs, III             President since   funds in the Aquilasm Group of
New York, NY            2003              Funds and the Manager and the
(04/01/57)                                Manager's parent since 2003;
                                          formerly Senior Vice President,
                                          corporate development, Vice President,
                                          Assistant Vice President and Associate
                                          of the Manager's parent since 1987;
                                          Senior Vice President, Vice President
                                          or Assistant Vice President of the
                                          Aquila Money-Market Funds, 1988-2003.

Stephen J. Caridi       Senior Vice       Vice President of the                N/A             N/A
New York, NY            President since   Distributor since 1995; Vice
(05/06/61)              1998              President, Hawaiian Tax-Free
                                          Trust since 1998; Senior Vice
                                          President, Narragansett Insured
                                          Tax-Free Income Fund since 1998, Vice
                                          President 1996-1997; Senior Vice
                                          President, Tax-Free Fund of Colorado
                                          since 2004; Assistant Vice President,
                                          Tax-Free Fund For Utah since 1993.

Robert W. Anderson      Chief             Chief Compliance Officer of the      N/A             N/A
New York, NY            Compliance        Fund, the Manager and the
(08/23/40)              Officer since     Distributor since 2004,
                        2004 and          Compliance Officer of the Manager
                        Assistant         or its predecessor and current
                        Secretary         parent since 1998 and Assistant
                        since 2000        Secretary of the Aquilasm Group
                                          of Funds since 2000; Consultant,
                                          The Wadsworth Group, 1995-1998.

Joseph P. DiMaggio      Chief Financial   Chief Financial Officer of the       N/A             N/A
New York, NY            Officer since     Aquilasm Group of Funds since
(11/06/56)              2003 and          2003 and Treasurer since 2000;
                        Treasurer since   Controller, Van Eck Global
                        2000              Funds, 1993-2000.

Edward M. W. Hines      Secretary since   Partner, Hollyer Brady Barrett &     N/A             N/A
New York, NY            1992              Hines LLP, legal counsel to the
(12/16/39)                                Fund, since 1989; Secretary of
                                          the Aquilasm Group of Funds.

John M. Herndon         Assistant         Assistant Secretary of the           N/A             N/A
New York, NY            Secretary since   Aquilasm Group of Funds since
(12/17/39)              1995              1995 and Vice President of the
                                          three Aquila Money-Market Funds since
                                          1990; Vice President of the Manager or
                                          its predecessor and current parent
                                          since 1990.

Lori A. Vindigni        Assistant          Assistant Treasurer of the          N/A             N/A
New York, NY            Treasurer since    Aquilasm Group of Funds since
(11/02/66)              2000               2000; Assistant Vice President
                                           of the Manager or its predecessor and
                                           current parent since 1998; Fund
                                           Accountant for the Aquilasm Group of
                                           Funds, 1995-1998.

(1)The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2) The mailing address of each nominee and officer is c/o Narragansett Insured Tax-Free Income Fund, 380 Madison Avenue, New York, NY 10017.

(3)Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Mr. Duffy is an interested person as a director of the Sub-Adviser. Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; considered together, these 11 funds are called the "Aquilasm Group of Funds."



                       Securities Holdings of the Nominees
                                (as of 08-31-05)

                     Dollar Range           Aggregate Dollar
                     Of Ownership           Range of Ownership
                     In Narragansett        in the Aquilasm Group
                     Insured Tax-Free       of Funds Overseen by
                     Income Fund(1)         Nominee(1)

Interested Trustees

Diana P. Herrmann          B                        E

David A. Duffy             C                        C


Non-interested Trustees

Vernon R. Alden            B                        B

Timothy J. Leach           B                        B

William J. Nightingale     C                        C

James R. Ramsey            C                        D

J. William Weeks B C

Laureen L. White           B                        B


(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

     None of the non-interested nominees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.

     The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended June 30, 2005 the Fund paid a total of $105,874 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

     The Fund is one of the 11 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Fund or from other funds in the Aquilasm Group of Funds during the Fund's fiscal year. None of such nominees has any pension or retirement benefits from the Fund or any of the other funds in the Aquilasm Group of Funds.

                                   Compensation
                                      From
                                    all funds         Number of
                                    in the            boards on
                   Compensation     Aquilasm           which the
                   from the         Group             Trustee
      Name         Fund             of Funds          now serves

Vernon R. Alden    $10,400          $10,400               1

David A. Duffy     $ 8,300          $ 8,300               1

Timothy J. Leach   $ 4,000          $10,500               2

William J.
Nightingale        $15,575          $27,688               2

James R. Ramsey    $ 5,785          $17,085               2

J. William Weeks   $13,213          $24,813               2


     Class A Shares may be purchased without a sales charge by the Fund's Trustees and officers.

     The Fund's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquilasm Group of Funds. As of August 31, 2005, these funds had aggregate assets of approximately $4.3 billion, of which approximately $2.5 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through two trusts and by his wife. During the fiscal year ended June 30, 2005, the Fund incurred $753,282 in management fees, of which $579,069 was waived, $22,277 was paid to the Manager, and the balance was paid to the Sub-Adviser.

     During the fiscal year ended June 30, 2005, $157,240 was paid under Part I of the Fund's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $4,011 was retained by the Distributor. With respect to Class C Shares, during the same period $141,377 was paid under Part II of the Plan and $47,126 was paid under the Shareholder Services Plan. Of the total payments under Parts I and II of the Plan of $188,503, the Distributor received $45,058. All of such payments were for compensation. With respect to Class I Shares, during the same period $433 was paid under Part III of the Plan and $1,298 was paid under the Shareholder Services Plan.

     The Distributor currently handles the distribution of the shares of the funds in the Aquilasm Group of Funds, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family and the balance by current and former employees of Aquila Investment Management LLC.

Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Fund, as that term is defined in the Investment Company Act of 1940. The members of the Audit Committee are Vernon R. Alden, Timothy J. Leach, William J. Nightingale, James R. Ramsey and J. William Weeks. The Committee (i) selects the Fund's independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held one meeting during the Fund's last fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee.

     During the Fund's last fiscal year, the Board of Trustees held five meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee).

         The Fund's policy is that all Trustees who can do so attend the Annual Meeting.

         The Fund has a Nominating Committee, consisting of all of the Independent Trustees. The Nominating Committee held one meeting during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, New York, NY 10017. The charter of the Nominating Committee is available on the Fund's website at www.aquilafunds.com.

         Since the beginning of the Fund's most recently completed fiscal year, no Trustee purchased or sold more than 1% of the outstanding shares of any class of shares of the Manager.

Vote Required

    To be elected, each nominee must receive the affirmative votes of a majority of the shares present.

                            Ratification or Rejection
                                 of Selection of
                  Independent Registered Public Accounting Firm
                                (Proposal No. 2)

         Tait, Weller & Baker ("TWB") has been preliminarily selected as the Fund's independent registered public accounting firm for the fiscal year ending June 30, 2006 by the Fund's Audit Committee, after requesting from the Manager and receiving the results of interviews and evaluations of a number of possible firms. The selection has been preliminarily ratified by the Board of Trustees, including a majority of the Independent Trustees. TWB has concentrated its accounting practice primarily in the mutual fund industry for more than 40 years and is one of the industry's largest providers. It is anticipated that immediately prior to the Annual Meeting of Shareholders, selection of TWB by the Audit Committee and ratification by the Board of Trustees will be formally confirmed at meetings attended in person by members of the Audit Committee and Board, respectively.

         KPMG LLP ("KPMG") has served as the Fund's independent registered public accounting firm for all of the Fund's fiscal years from its inception through its fiscal year ended June 30, 2005. Throughout that period, KPMG's reports on the Fund's financial statements, including those for the Fund's two most recent fiscal years, contained no adverse opinion or disclaimer of opinion. No reports were qualified or modified as to uncertainty, audit scope, or accounting principles. Since inception and including the last two fiscal years and the subsequent period through the date of this proxy statement, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and there were no reportable events of the kinds required to be disclosed under regulations applicable to proxy statements.

         The following table represents fees for professional audit services rendered by KPMG for the audit of the Fund's annual financial statements for the fiscal years ended June 30, 2004 and 2005, and fees billed for other services rendered by KPMG.

                                    2004              2005

Audit Fees                         $15,400         $17,000

Audit related fees                       0               0
                                   -------          ------

Audit and audit related fees        15,400          17,000

Tax fees (1)                         7,875           8,005

All other fees                           0               0
                                    ------          ------

    Total                          $23,275         $25,005
                                    ======          ======

 (1) Tax fees consisted of fees for tax consultation and tax compliance services.

         KPMG did not perform any services during the fiscal year for the Fund's investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Fund.

         All audit and non-audit services performed by KPMG on behalf of the Fund or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Fund are pre-approved by the Audit Committee. Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

         The Audit Committee has reviewed all services performed and fees charged by KPMG and has accepted its representation that it is independent. The Audit Committee has reviewed all services to be performed and fees to be charged by TWB and in recommending appointment of TWB for the fiscal year ending June 30, 2006 has accepted its representation that it is independent.

         It is expected that representatives of neither firm will be present at the meeting but representatives of each firm will be available should any matter arise requiring their presence.

                                  Vote Required

         Approval requires the affirmative votes of a majority of the shares present.


                                   Receipt of
                              Shareholder Proposals

         Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

         The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                                 Other Business

         The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or Internet vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                                Important Notice
                             Please Read Immediately


                    Narragansett Insured Tax-Free Income Fund

                    Notice of Annual Meeting of Shareholders
                         to be held on October 28, 2005

                                 PROXY STATEMENT

THE AQUILASM GROUP OF FUNDS
380 MADISON AVENUE, SUITE 2300
NEW YORK, NY  10017

VOTE BY TELEPHONE OR INTERNET OR MAIL 24 Hours a day, 7 days a week

         TELEPHONE
         1-888-221-0697

     To vote your shares by telephone, call toll free 1-888-221-0697. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         INTERNET VOTING
         www.proxyweb.com/aquila

     To vote your shares by the Internet, contact the Fund at www.proxyweb.com/aquila. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         MAIL

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     Please fold and detach card at perforation before mailing.

                          Aquilasm Group of Funds
                 NARRAGANSETT INSURED TAX-FREE INCOME FUND

              Proxy for Shareholder Meeting October 28, 2005
             Proxy Solicited on Behalf of the Board of Trustees

     The shareholder(s) of NARRAGANSETT INSURED TAX-FREE INCOME FUND (the "Fund") whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN, CHARLES E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Friday, October 28, 2005 at the Rhode Island Convention Center, One Sabin Street, Providence, Rhode Island, at 9:00 a.m. Eastern Daylight time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

Annual Meeting Attendance

You are encouraged to attend the Annual Meeting of Shareholders. If you can attend, please so indicate on the proxy card or send an e-mail to info@aquilafunds.com.

Address changes/comments:   ---------------------
                            ---------------------
                            ---------------------

(If you noted any address changes/comments above, please mark corresponding box on other side.)

Dated: ----------------------, 2005


---------------------------------
 Signature(s) PLEASE SIGN WITHIN THE BOX

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

NARRAGANSETT INSURED TAX-FREE INCOME FUND

Please fill in box(es) as shown using black or blue ink or number 2 pencil.

[X] PLEASE DO NOT USE FINE POINT PENS

1.       Election of Trustees

        01) Vernon R. Alden 02) David A. Duffy* 03) Diana P. Herrmann* 04) Timothy J. Leach 05) William J. Nightingale 06) James R. Ramsey 07) J. William Weeks 08) Laureen L. White

         * interested Trustees

               [  ] FOR ALL

               [  ] WITHHOLD ALL

               [  ] FOR ALL EXCEPT

---------------------

INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/or name(s)on the line above.

[bolded in printed form]

     Management recommends a vote FOR all nominees listed above and FOR the proposal listed below. The shares represented hereby will be voted as indicated at right or FOR if no choice is indicated.

2. Action on selection of Tait, Weller & Baker as independent registered public accounting firm (Proposal No.2 in Proxy Statement)

                  FOR [  ]  AGAINST  [  ]  ABSTAIN [  ]

As to any other matter said proxies shall vote in accordance with their best judgment.

             I plan to attend the annual meeting in Providence      [  ]

             I plan to attend the outreach meeting in Newport       [  ]

For address changes and/or comments, please check the box at right and write them on the front where indicated.


                                [ ]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.